SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2005

                             BIG DOG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    0-22963                52-1868665
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  (State or other jurisdiction       (Commission File        (I.R.S. Employer
      of incorporation)                  Number)           Identification No.)


   121 Gray Avenue, Santa Barbara, CA                          93101
  -----------------------------------                     --------------------
 (Address of Principal Executive Offices)                    (Zip Code)

                                     (805) 963-8727
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                    (Registrant's telephone number, including area code)
                    ----------------------------------------------------
         (Former name or former address, if changed, since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

   Item 2.01 Completion of an Acquisition of Disposition of Assets
   ---------------------------------------------------------------
   Item 2.03 Creation of a Direct Financial Obligation
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   Item 9.01 Financial Statements and Exhibits
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SIGNATURES
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 2.01. Completion of an Acquisition or Disposition of Assets

On August 31, 2005, Big Dog Holdings, Inc. completed the acquisition of substantially all of the assets of Footworks, a division of the privately held shoe retailer, Bianca of Nevada, Inc. The assets include seven store locations, inventory, trademarks and tangible personal property. The total purchase price was $10,094,750. The Company made a cash payment of $7,094,750 and issued a promissory note in the principal amount of $3,000,000 to the seller.

The promissory note is payable in three $1,000,000 annual installments due on the anniversary of the closing date. It has a fixed interest rate of 5% and is secured by a $2,000,000 irrevocable letter of credit issued by Wells Fargo Retail Finance. The letter of credit secures the second and third installment payments due under the note and expires on October 10, 2008.

In addition, the Company also entered into a $3,000,000 term loan on August 31, 2005 with Wells Fargo Retail Finance. The term loan carries interest at prime plus .5% or Libor plus 2.75% payable monthly in arrears commencing with the month immediately following the date the term loan is advanced. The loan requires 44 consecutive monthly payments of $55,555 beginning March 1, 2006. Any unpaid balance is due at the loan maturity on October 23, 2009. This term loan, along with the Company's existing line of credit facility with Wells Fargo Retail Finance, is collateralized by substantially all of the Company's assets.

The remaining cash portion of the purchase price was funded through existing working capital.

A copy of the press release is attached as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation

As discussed in Item 2.01, on August 31, 2005, the Company issued a promissory note in the principal amount of $3,000,000 to Bianca of Nevada, Inc. The promissory note is payable in three $1,000,000 annual installments due on August 31, 2006, 2007 and 2008. The note has a fixed interest rate of 5% and is secured by a $2,000,000 irrevocable letter of credit issued by Wells Fargo Retail Finance which expires on October 10, 2008. The letter of credit secures the second and third installment payments under the note.

In addition, the Company also entered into a $3,000,000 term loan on August 31, 2005 with Wells Fargo Retail Credit. The term loan carries interest at prime plus .5% or Libor plus 2.75% payable monthly in arrears commencing with the moth immediately following the date the term loan is advanced. The loan requires 44 payments of $55,555 beginning March, 2006. Any unpaid balance is due at the loans maturity, October 23, 2009. This term loan, along with the Company's existing line of credit facility with Wells Fargo Retail Finance, is collateralized by substantially all of the Company's assets.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of business acquired

In accordance with Rule 3-05(b) of Regulation S-X financial statements are not required.

(b) Pro forma financial information

Pursuant to Article 11 of Regulation S-X, pro forma information is not required to be furnished.

(c) Exhibits


        Exhibit 99.1 -- Press Release of Big Dog Holdings, Inc., dated September 1, 2005.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BIG DOG HOLDINGS, INC.

Dated: September 2, 2005            By:  /s/ Roberta Morris
                                    -------------------------------------
                                    Roberta Morris
                                    Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number                                    Description
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 99.1     Press Release of Big Dog Holdings, Inc., dated September 1, 2005